UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 19, 2007
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-4311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY (Address of principal executive offices)	11548 (Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On July 19, 2007, Pall Corporation (the “Company”) issued a press release announcing that the Audit Committee of its Board of Directors has commenced an inquiry into the possibly material understatement of U.S. income tax payments and of its provision for income taxes in certain prior periods beginning with its fiscal year ended July 31, 1999. The matter relates to the taxation of certain indebtedness of the Company to a foreign subsidiary of the Company. The Company has notified the Internal Revenue Service and the Securities and Exchange Commission of this matter and of the Audit Committee’s pending inquiry. This matter may also have resulted in the Company’s failure to comply with certain terms of its debt or other agreements. The Company may need to seek waivers under those agreements, including to effectuate its intention to declare a quarterly dividend for the quarter ending July 31, 2007. The Company intends to report on the Audit Committee’s inquiry as soon as practicable
     The Company’s press release with respect to this matter is attached hereto as Exhibit 99 and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99 Press Release, dated July 19, 2007 (filed pursuant to Item 8.01).

Cautionary Statement
     This current report on Form 8-K contains forward-looking statements. Representatives of the Company may also make forward-looking statements orally from time to time. Statements in this current report on Form 8-K that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our other SEC filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.
     Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include those we have identified in our other reports filed with the Securities and Exchange Commission, but also include the following:
•	risks arising from potential material weaknesses in our control environment;

•	potential adverse effects to our financial condition, results of operations or prospects as a result of any restatement of prior period financial statements;

•	risks associated with our inability to satisfy covenants under our syndicated credit facility or to obtain waivers of compliance with those covenants or waivers of defaults under our debt and other agreements;

•	potential adverse effects if we are required to recognize other adverse tax- or accounting-related developments; and

•	risks relating to litigation or regulatory inquiries associated with the restatement of prior period financial statements or other related matters.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation
/s/ FRANCIS MOSCHELLA
July 19, 2007	Francis Moschella
Vice President — Corporate Controller Chief Accounting Officer

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